                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
             TWELVE-MONTH DIVIDEND HISTORY       7
                          ASSET ALLOCATION       7
                       COUPON DISTRIBUTION       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21
            REPORT OF INDEPENDENT AUDITORS      30
                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE
CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    7.25%      6.79%      6.62%
-------------------------------------------------------------------------
One-year total return(2)                  4.85%      4.79%      5.87%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.33%      4.11%      4.09%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.75%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.48%      3.76%(3)    3.90%
-------------------------------------------------------------------------
Commencement date                      06/16/86   11/05/91   05/10/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.67%      5.22%      5.35%
-------------------------------------------------------------------------
SEC Yield(5)                              7.02%      6.96%      6.99%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. These returns include Rule 12b-1 fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2000. Had certain expenses of the Fund not been assumed by Van Kampen Asset Management Inc., total returns would have been lower and the SEC Yield would have been 6.82%, 6.76%, and 6.79% for Classes A, B, and C, respectively.

See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies, or instrumentalities. The government backing applies only to the timely payment of principal and interest, when due, on specific securities in the Fund's portfolio, not to shares of the Fund.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                         LEHMAN BROTHERS MUTUAL
                                                                             MERRILL LYNCH ONE- TO        FUND ONE- TO TWO-YEAR
                                                                            THREE-YEAR U.S. TREASURY    U.S. GOVERNMENT INDEX IS
                                                                             INDEX IS AN UNMANAGED       A MARKET WEIGHTED INDEX
                                                                             INDEX OF U.S. TREASURY      THAT CONTAINS ALL U.S.
                                                                              NOTES AND BONDS WITH        GOVERNMENT AGENCY AND
                                                                           MATURITIES GREATER THAN OR   U.S. TREASURY SECURITIES
                                                   LIMITED MATURITY        EQUAL TO ONE YEAR AND LESS   WITH MATURITIES OF ONE TO
                                                  GOVERNMENT FUND(1)          THAN THREE YEARS.(3)            TWO YEARS.(2)
                                                  ------------------       --------------------------   -------------------------
12/90                                                   9772.00                     10000.00                    10000.00
                                                       10047.00                     10220.00                    10231.00
                                                       10256.00                     10421.00                    10429.00
                                                       10493.00                     10771.00                    10736.00
12/91                                                  10727.00                     11168.00                    11091.00
                                                       10767.00                     11185.00                    11142.00
                                                       10950.00                     11507.00                    11424.00
                                                       10974.00                     11850.00                    11715.00
12/92                                                  11065.00                     11872.00                    11759.00
                                                       11195.00                     12134.00                    11973.00
                                                       11300.00                     12265.00                    12092.00
                                                       11365.00                     12440.00                    12241.00
12/93                                                  11414.00                     12514.00                    12328.00
                                                       11339.00                     12451.00                    12318.00
                                                       11337.00                     12462.00                    12344.00
                                                       11408.00                     12585.00                    12475.00
12/94                                                  11433.00                     12585.00                    12500.00
                                                       11774.00                     13008.00                    12876.00
                                                       12111.00                     13425.00                    13230.00
                                                       12265.00                     13626.00                    13426.00
12/95                                                  12571.00                     13969.00                    13721.00
                                                       12555.00                     14016.00                    13807.00
                                                       12612.00                     14157.00                    13987.00
                                                       12796.00                     14391.00                    14194.00
12/96                                                  12991.00                     14665.00                    14450.00
                                                       13050.00                     14762.00                    14669.00
                                                       13327.00                     15087.00                    14867.00
                                                       13565.00                     15383.00                    15134.00
12/97                                                  13760.00                     15641.00                    15372.00
                                                       13924.00                     15871.00                    15591.00
                                                       14102.00                     16113.00                    15823.00
                                                       14505.00                     16609.00                    16244.00
12/98                                                  14503.00                     16735.00                    16385.00
                                                       14581.00                     16836.00                    16513.00
                                                       14612.00                     16932.00                    16627.00
                                                       14741.00                     17145.00                    16829.00
12/99                                                  14825.00                     17248.00                    16946.00
                                                       14994.00                     17464.00                    17162.00
                                                       15205.00                     17764.00                    17448.00
                                                       15495.00                     18138.00                    17801.00
12/00                                                  15900.00                     18627.00                    18240.00

This chart compares your fund's performance to that of the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index and the Merrill Lynch One-to Three-Year U.S. Treasury Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (2.25% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
(1) Hypo(R) Provided by Towers Data, Bethesda, MD

(2) Lehman Brothers

(3) Wiesenberger(R), a Thomson Financial Company

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2000)
[BAR GRAPH]

                                                                         DIVIDENDS                   SPECIAL INCOME DIVIDENDS
                                                                         ---------                   ------------------------
1/00                                                                       0.0545
2/00                                                                       0.0545
3/00                                                                       0.0545
4/00                                                                       0.0545
5/00                                                                       0.0545
6/00                                                                       0.0545
7/00                                                                       0.0545
8/00                                                                       0.0545
9/00                                                                       0.0545
10/00                                                                      0.0545
11/00                                                                      0.0545
12/00                                                                      0.0575                             0.0400

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                                     -----------------                  -----------------
CMOs                                                                       30.30                              38.80
Treasury Notes/Bonds                                                       20.00                              16.30
FNMA                                                                       15.70                               6.20
Asset-Backed Securities                                                    13.70                              22.60
FHLMC                                                                      12.30                               2.90
GNMA                                                                        4.30                               8.70
ARMs                                                                        3.70                               4.50

COUPON DISTRIBUTION

(as a percentage of long-term investments--December 31, 2000)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    4.60
6-6.9%                                                                           45.00
7-7.9%                                                                           27.60
8-8.9%                                                                            1.90
9-9.9%                                                                            2.60
10% or more                                                                      18.30

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIMITED
MATURITY GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000. THE TEAM IS LED BY TED V. MUNDY III, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1994. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND
    OPERATED, AND HOW DID THE FUND PERFORM
    IN THAT ENVIRONMENT?

A   Treasury securities were the
strongest sector of the fixed-income markets this past year. The Federal Reserve Board (the Fed) pushed short-term interest rates higher over the first half of the year, which combined with a government buyback of long-term Treasuries to create an inversion of the yield curve (that is, short-term rates were higher than long-term rates). At the peak of the inversion, the yield spread between 2-year notes and 30-year bonds was as high as 0.75 percent, while the spread between the 2-year and the 5-year notes reached 0.25 percent. The yield curve inversion eased over the second half of the year, so by year-end the curve shape was little changed from the beginning of the year.

    Another factor contributing to the strong performance of government securities was the growing uneasiness caused by steep declines and increasing volatility in the stock market, as well as a rising rate of defaults in the high-yield and corporate bond markets. This uncertainty triggered a "flight to quality" as investors flocked to the relative safety and stability of the government market.

    The mortgage market, which is made up of securities backed by mortgages issued and/or guaranteed by government agencies, also lagged Treasuries throughout the year. Investors became wary when legislation was introduced in Congress aimed at controlling the ability of these government-sponsored enterprises to expand into new markets and to provide greater oversight of the risk they take in their mortgage portfolios.

    Then, in the second half of the year, declining interest rates increased the likelihood that these FNMA and FHLMC loans would be repaid early as more homeowners refinance their mortgages. This "prepayment risk" weakened support for the mortgage sector.

    For the 12-month period ended December 31, 2000, the fund generated a total return of 7.25 percent (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 2.25 percent; if the maximum sales charge were included, the return would have been lower). By comparison, the Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index posted a total return of 7.36 percent for the same period, while the Merrill Lynch One- to Three-Year Treasury Index returned
8.00 percent. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The Lehman Brothers Mutual Fund One- to Two-Year U.S. Government Index is a market weighted index that contains all U.S. government agency and U.S. Treasury securities with maturities of one to two years. The Merrill Lynch One- to Three-Year U.S. Treasury Index is an unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation linked U.S. government bonds. These indexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   The portfolio began the year with
an overweighted position (relative to its benchmarks) in five-year Treasury securities, which helped the fund's performance as the yield curve inverted. The portfolio's weighting in mortgage-backed securities was emphasized through much of the year. The type of mortgage securities we focused on for this fund benefit from defensive structures and shorter average lives, which helped protect them from the underperformance of the broader mortgage sector. These securities are known as collateralized mortgage obligations (CMOs). In some cases, these securities brought in yields that were roughly three-quarters of a percentage point higher than bonds of a similar maturity. Their structure allows them to mimic the trading patterns of the Treasury market, which was quite favorable over the second half of the year. We were pleased with the mortgage sector's contribution to the yield component of the fund over time. Late in the summer, we added agency securities in the 2-year to 3-year maturity range--maturities that were somewhat less susceptible to roll-up risk.

    We believe we were able to add value for fund shareholders through our sector selection and the weightings we maintained in various portions of the yield curve throughout the year (that is, by shifting assets among securities with different maturities). These choices were made on the basis of relative value, not strictly in anticipation of interest-rate changes.

    Also, the portfolio duration (a measure of its sensitivity to interest rate changes) was kept neutral to the fund's benchmarks, a strategy that moderated price declines during the rising interest-rate environment of the first half of 2000 but limited price gains when rates fell.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   We are cautiously optimistic as we move into the new year, so we will maintain a neutral stance with regard to the portfolio's duration. While it's likely that the Federal Reserve Board will ease short-term interest rates in the first quarter of 2001, we believe the market has already priced several rate cuts into the market and has gotten ahead of itself in this respect. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.)

    If the Fed makes a series of rate cuts, the yield curve will probably steepen overall, with long-term rates and short-term rates returning to their normal relationship (that is, long rates higher than short rates). As rates decline, mortgage prepayment risk rises, but with the historically high level of additional yield already available in the mortgage sector, the risk/reward is slanted in favor of mortgages. We expect to supplement the income component of the portfolio by keeping a portion of the fund's assets invested in mortgage-backed securities.

    We also expect the government's Treasury buybacks to continue, especially at the longer end of the maturity spectrum, which will add price support to longer-term Treasury securities by decreasing their supply.

    We anticipate that the economy's growth rate will slow, based on indicators such as job layoffs, rising unemployment claims, and a decline in spending and consumer confidence. The economy has been quite strong for some time now, so it's not unrealistic to expect a pullback.

    In general, we believe interest rates will move sideways or drift lower, and we expect the stock market to improve as investor pessimism gradually dissipates. When the market resumes a more positive track, we would expect to increase the fund's allocation to the mortgage sector to take advantage of its inherent yield advantage.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

MATURITY DATE: The date a bond expires and principal is repaid, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          ADJUSTABLE RATE MORTGAGE BACKED
          SECURITIES  3.7%
$   41    Federal Home Loan Mortgage Corp.
          Pools........................... 9.925%    02/01/18               $    42,140
   448    Federal National Mortgage
          Association Pools............... 6.033     03/01/19                   456,975
 1,071    Federal National Mortgage
          Association Pools............... 7.328     09/01/19                 1,095,956
                                                                            -----------
          TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES...............     1,595,071
                                                                            -----------

          ASSET BACKED SECURITIES  13.4%
 2,500    First USA Credit Card Master
          Trust (Variable Rate Coupon).... 6.769     10/19/06                 2,504,925
 2,500    MBNA Master Credit Card Trust II
          (a)............................. 7.830     02/15/06                 2,501,750
   858    PacificAmerica Home Equity Loan
          (Variable Rate Coupon) (a)...... 6.908     12/25/27                   854,646
                                                                            -----------
          TOTAL ASSET BACKED SECURITIES..................................     5,861,321
                                                                            -----------

          COLLATERALIZED MORTGAGE
          OBLIGATIONS  29.5%
   139    Federal Home Loan Mortgage Corp.
          (PAC)........................... 6.438     04/15/20                   139,176
 2,000    Federal National Mortgage
          Association (REMIC)............. 5.500     06/25/21                 1,963,260
 2,000    Federal National Mortgage
          Association (REMIC)............. 6.000     04/25/13                 2,002,300
 5,668    Federal National Mortgage
          Association (REMIC, PAC) (a).... 7.000     01/25/03 to 03/25/04     5,727,385
 3,053    Government National Mortgage
          Association Pools (REMIC)....... 6.283     09/16/19                 3,045,842
                                                                            -----------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS......................    12,877,963
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          MORTGAGE BACKED
          SECURITIES  12.9%
$  642    Federal Home Loan Mortgage Corp.
          30 Year Pools...................  9.250%   12/01/15               $   660,693
   494    Federal National Mortgage
          Association 15 Year Pools.......  6.500    11/01/13                   494,010
 1,151    Federal National Mortgage
          Association 15 Year Pools.......  7.000    03/01/15                 1,162,308
    99    Federal National Mortgage
          Association 15 Year Pools.......  9.500    12/01/01                   102,604
   731    Federal National Mortgage
          Association 30 Year Pools.......  8.500    05/01/21 to 04/01/25       753,477
   185    Federal National Mortgage
          Association 30 Year Pools.......  9.500    07/01/11 to 09/01/20       192,400
   414    Federal National Mortgage
          Association 30 Year Pools....... 10.000    05/01/21                   434,516
 1,238    Government National Mortgage
          Association 30 Year Pools.......  7.500    06/15/28 to 08/15/28     1,258,058
    46    Government National Mortgage
          Association 30 Year Pools.......  8.500    06/15/16 to 01/15/17        48,005
   108    Government National Mortgage
          Association 30 Year Pools.......  9.500    03/15/16 to 01/15/19       113,174
   194    Government National Mortgage
          Association 30 Year Pools....... 10.000    03/15/16 to 04/15/19       204,595
    69    Government National Mortgage
          Association 30 Year Pools....... 10.500    05/15/13 to 02/15/18        74,280
   111    Government National Mortgage
          Association 30 Year Pools....... 11.000    11/15/18                   119,798
                                                                            -----------
          TOTAL MORTGAGE BACKED SECURITIES...............................     5,617,918
                                                                            -----------

          UNITED STATES GOVERNMENT AGENCY
          OBLIGATIONS  18.6%
 2,500    Federal Home Loan Mortgage
          Corp. .......................... 6.250     10/15/02                 2,527,850
 2,000    Federal Home Loan Mortgage
          Corp. .......................... 6.375     11/15/03                 2,038,480
 3,500    Federal National Mortgage
          Association..................... 6.625     04/15/02                 3,537,800
                                                                            -----------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS..............     8,104,130
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          UNITED STATES TREASURY
          OBLIGATIONS  16.0%
$4,300    United States Treasury Bonds
          (a)............................. 11.625%   11/15/02               $ 4,781,385
 2,000    United States Treasury Bonds.... 14.250    02/15/02                 2,187,380
                                                                            -----------
          TOTAL UNITED STATES TREASURY OBLIGATIONS.......................     6,968,765
                                                                            -----------

          FORWARD PURCHASE COMMITMENT 3.5%
 1,500    United States Treasury Notes
          Forward......................... 6.625     TBA                      1,526,010
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $42,494,885).....................................................    42,551,178
                                                                            -----------
SHORT-TERM INVESTMENT  5.7%
Federal Home Loan Mortgage Discount Note ($2,505,000 par, yielding 2.85%,
01/02/01 maturity)
  (Cost $2,504,603)......................................................     2,504,603
                                                                            -----------
TOTAL INVESTMENTS  103.3%
  (Cost $44,999,488).....................................................    45,055,781
LIABILITIES IN EXCESS OF OTHER ASSETS (3.3%).............................    (1,457,627)
                                                                            -----------
NET ASSETS 100.0%........................................................   $43,598,154
                                                                            ===========

(a) Assets segregated for open forward and futures transactions.

PAC--Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduits
TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $44,999,488)........................  $45,055,781
Receivables:
  Interest..................................................      445,892
  Fund Shares Sold..........................................      235,024
  Forward Commitment........................................        9,078
  Variation Margin on Futures...............................        3,094
Other.......................................................      131,193
                                                              -----------
    Total Assets............................................   45,880,062
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,534,726
  Fund Shares Repurchased...................................      367,884
  Income Distributions......................................      118,944
  Distributor and Affiliates................................       24,689
  Investment Advisory Fee...................................        7,007
  Custodian Bank............................................        2,353
Trustees' Deferred Compensation and Retirement Plans........      169,083
Accrued Expenses............................................       57,222
                                                              -----------
    Total Liabilities.......................................    2,281,908
                                                              -----------
NET ASSETS..................................................  $43,598,154
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $50,150,815
Net Unrealized Appreciation.................................      113,210
Accumulated Undistributed Net Investment Income.............       97,842
Accumulated Net Realized Loss...............................   (6,763,713)
                                                              -----------
NET ASSETS..................................................  $43,598,154
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $30,262,250 and 2,541,832 shares of
    beneficial interest issued and outstanding).............  $     11.91
    Maximum sales charge (2.25%* of offering price).........          .27
                                                              -----------
    Maximum offering price to public........................  $     12.18
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,467,558 and 873,623 shares of
    beneficial interest issued and outstanding).............  $     11.98
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,868,346 and 240,124 shares of
    beneficial interest issued and outstanding..............  $     11.95
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $3,147,174
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     170,232
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $64,753, $49,770 and $22,715,
  respectively).............................................     137,238
Shareholder Services........................................      85,601
Shareholder Reports.........................................      47,780
Accounting..................................................      45,569
Trustees' Fees and Related Expenses.........................      44,305
Registration and Filing Fees................................      38,331
Custody.....................................................      11,501
Legal.......................................................       3,388
Other.......................................................      30,756
                                                              ----------
    Total Expenses..........................................     614,701
    Investment Advisory Fee Reduction.......................      84,881
    Less Credits Earned on Overnight Cash Balances..........       4,238
                                                              ----------
    Net Expenses............................................     525,582
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,621,592
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (274,199)
  Futures...................................................      21,712
  Forward Commitments.......................................     (10,098)
                                                              ----------
Net Realized Loss...........................................    (262,585)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (396,018)
  End of the Period:
    Investments.............................................      56,293
    Futures.................................................      47,839
    Forward Commitments.....................................       9,078
                                                              ----------
                                                                 113,210
                                                              ----------
Net Unrealized Appreciation During the Period...............     509,228
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  246,643
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $2,868,235
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  2,621,592         $  2,639,596
Net Realized Loss................................       (262,585)            (796,086)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................        509,228             (807,110)
                                                    ------------         ------------
Change in Net Assets from Operations.............      2,868,235            1,036,400
                                                    ------------         ------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................     (1,856,883)          (1,954,418)
  Class B Shares.................................       (434,849)            (506,678)
  Class C Shares.................................       (161,030)            (161,271)
                                                    ------------         ------------
Total Distributions..............................     (2,452,762)          (2,622,367)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        415,473           (1,585,967)
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     30,595,795           54,166,511
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      1,607,752            1,636,980
Cost of Shares Repurchased.......................    (40,430,454)         (53,774,412)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (8,226,907)           2,029,079
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (7,811,434)             443,112
NET ASSETS:
Beginning of the Period..........................     51,409,588           50,966,476
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $97,842
  and ($68,295), respectively)...................   $ 43,598,154         $ 51,409,588
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS A SHARES                          ------------------------------------------------------
                                        2000 (a)    1999 (a)    1998 (a)     1997       1996
                                        ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $11.78      $12.16      $12.19     $12.15     $12.41
                                         ------      ------      ------     ------     ------
  Net Investment Income...............      .73         .64         .68        .69        .63
  Net Realized and Unrealized
    Gain/Loss.........................      .10        (.38)       (.04)       .01       (.23)
                                         ------      ------      ------     ------     ------
Total from Investment Operations......      .83         .26         .64        .70        .40
  Less Distributions from and in
    Excess of Net Investment Income...      .70         .64         .67        .66        .66
                                         ------      ------      ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD....   $11.91      $11.78      $12.16     $12.19     $12.15
                                         ======      ======      ======     ======     ======

Total Return* (b).....................    7.25%       2.22%       5.40%      5.92%      3.34%
Net Assets at End of the Period (In
  millions)...........................   $ 30.3      $ 37.0      $ 35.2     $ 39.4     $ 40.2
Ratio of Expenses to Average Net
  Assets* (c).........................    1.13%       1.42%       1.42%      1.32%      1.45%
Ratio of Net Investment Income to
  Average Net Assets*.................    6.26%       5.40%       5.61%      5.68%      5.23%
Portfolio Turnover (Excluding Forward
  Purchase Commitments)...............     243%        153%        249%       175%       260%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)..........................    1.33%       1.47%         N/A        N/A      1.47%
Ratio of Net Investment Income to
  Average Net Assets..................    6.06%       5.35%         N/A        N/A      5.21%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS B SHARES                         --------------------------------------------------------
                                       2000 (a)    1999 (a)    1998 (a)    1997 (a)    1996 (a)
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................   $11.82      $12.20      $12.22      $12.17      $12.43
                                        ------      ------      ------      ------      ------
  Net Investment Income..............      .69         .55         .59         .60         .55
  Net Realized and Unrealized
    Gain/Loss........................      .08        (.38)       (.04)        .01        (.24)
                                        ------      ------      ------      ------      ------
Total from Investment Operations.....      .77         .17         .55         .61         .31
  Less Distributions from and in
    Excess of Net Investment
    Income...........................      .61         .55         .57         .56         .57
                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD...   $11.98      $11.82      $12.20      $12.22      $12.17
                                        ======      ======      ======      ======      ======

Total Return* (b)....................    6.79%       1.42%       4.65%       5.08%       2.69%
Net Assets at End of the Period (In
  millions)..........................   $ 10.5      $  9.9      $ 12.4      $ 16.2      $ 22.5
Ratio of Expenses to Average Net
  Assets* (c)........................    1.57%       2.18%       2.19%       2.11%       2.19%
Ratio of Net Investment Income to
  Average Net Assets*................    5.82%       4.64%       4.82%       4.92%       4.50%
Portfolio Turnover (Excluding Forward
  Purchase Commitments)..............     243%        153%        249%        175%        260%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c).........................    1.77%       2.23%         N/A         N/A       2.22%
Ratio of Net Investment Income to
  Average Net Assets.................    5.62%       4.59%         N/A         N/A       4.47%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 1%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS C SHARES                          ------------------------------------------------------
                                        2000 (a)    1999 (a)    1998 (a)     1997       1996
                                        ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................   $11.81      $12.18      $12.21     $12.16     $12.42
                                         ------      ------      ------     ------     ------
  Net Investment Income...............      .66         .55         .58        .60        .55
  Net Realized and Unrealized Gain....      .13        (.37)       (.03)       .01       (.25)
                                         ------      ------      ------     ------     ------
Total from Investment Operations......      .79         .18         .55        .61        .30
  Less Distributions from and in
    Excess of Net Investment Income...      .65         .55         .58        .56        .56
                                         ------      ------      ------     ------     ------
NET ASSET VALUE, END OF THE PERIOD....   $11.95      $11.81      $12.18     $12.21     $12.16
                                         ======      ======      ======     ======     ======

Total Return* (b).....................    6.62%       1.54%       4.57%      5.17%      2.62%
Net Assets at End of the Period (In
  millions)...........................   $  2.9      $  4.6      $  3.3     $  4.2     $  4.7
Ratio of Expenses to Average Net
  Assets* (c).........................    1.57%       2.17%       2.19%      2.10%      2.20%
Ratio of Net Investment Income to
  Average Net Assets*.................    5.79%       4.65%       4.76%      4.92%      4.48%
Portfolio Turnover (Excluding Forward
  Purchase Commitments)...............     243%        153%        249%       175%       260%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)..........................    1.77%       2.23%         N/A        N/A      2.22%
Ratio of Net Investment Income to
  Average Net Assets..................    5.59%       4.60%         N/A        N/A      4.45%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of .75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of .65%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A--Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities (including mortgage-related securities) issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted over the expected life of each applicable security. Premiums are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Fund adopted this policy in 2000, interest income would decrease and realized gain/loss would increase by $19,779.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $6,685,859 which will expire between December 31, 2001 and December 31, 2008. Of this amount, $1,405,585 will expire on December 31, 2001. Net realized loss may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to straddle positions, the deferral of losses resulting from wash sale transactions and gains recognized for tax purposes on open futures positions at December 31, 2000.

    At December 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $45,029,503, the aggregate gross unrealized appreciation is $236,901 and the aggregate gross unrealized depreciation is $210,623, resulting in net unrealized appreciation on long- and short-term investments of $26,278.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. For the year ended December 31, 2000, permanent differences relating to paydown gains/ losses on mortgage-backed securities totaling $2,693 have been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Also, permanent differences relating to a portion of the capital loss carry-forward expiring in the current year totaling $3,525,503 have been reclassified from accumulated net realized loss to capital.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $4,238 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................  .400 of 1%
Next $500 million...........................................  .375 of 1%
Over $1 billion.............................................  .350 of 1%

    For the year ended December 31, 2000, the Adviser voluntarily waived $84,881 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $3,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $20,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of accounting expenses in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $54,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $93,117 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $39,102,021, $8,721,254 and $2,327,540 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                              SHARES        VALUE
Sales:
  Class A.................................................   1,486,626   $ 17,493,569
  Class B.................................................     869,371     10,302,039
  Class C.................................................     237,290      2,800,187
                                                            ----------   ------------
Total Sales...............................................   2,593,287   $ 30,595,795
                                                            ==========   ============
Dividend Reinvestment:
  Class A.................................................     105,126   $  1,237,986
  Class B.................................................      22,143        262,108
  Class C.................................................       9,128        107,658
                                                            ----------   ------------
Total Dividend Reinvestment...............................     136,397   $  1,607,752
                                                            ==========   ============

Repurchases:
  Class A.................................................  (2,186,680)  $(25,725,825)
  Class B.................................................    (853,335)   (10,070,808)
  Class C.................................................    (393,534)    (4,633,821)
                                                            ----------   ------------
Total Repurchases.........................................  (3,433,549)  $(40,430,454)
                                                            ==========   ============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $48,543,405, $9,074,359 and $4,285,461 for Classes A, B and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                              SHARES        VALUE
Sales:
  Class A.................................................   3,643,907   $ 43,561,372
  Class B.................................................     603,782      7,229,806
  Class C.................................................     283,607      3,375,333
                                                            ----------   ------------
Total Sales...............................................   4,531,296   $ 54,166,511
                                                            ==========   ============
Dividend Reinvestment:
  Class A.................................................     105,709   $  1,260,568
  Class B.................................................      21,635        259,089
  Class C.................................................       9,815        117,323
                                                            ----------   ------------
Total Dividend Reinvestment...............................     137,159   $  1,636,980
                                                            ==========   ============
Repurchases:
  Class A.................................................  (3,509,243)  $(41,944,028)
  Class B.................................................    (809,781)    (9,708,538)
  Class C.................................................    (177,753)    (2,121,846)
                                                            ----------   ------------
Total Repurchases.........................................  (4,496,777)  $(53,774,412)
                                                            ==========   ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended December 31, 2000 and 1999, 237,236 and 254,197 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended December 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   2.00%               .75%
Second.....................................................   1.50%               None
Third......................................................   1.00%               None
Fourth.....................................................    .50%               None
Fifth and Thereafter.......................................    None               None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $10,200 and CDSC on redeemed shares of approximately $38,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, excluding short-term investments and forward commitment transactions, were $113,746,966 and $108,289,093, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................      30
Futures Opened..............................................     190
Futures Closed..............................................    (198)
                                                                ----
Outstanding at December 31, 2000............................      22
                                                                ====

    The futures contracts outstanding as of December 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    APPRECIATION
LONG CONTRACTS:
  5 Year U.S. Treasury Note Futures March 2001 (Current
    Notional Value $103,563 per contract)                        22          $47,839
                                                                 ==          =======

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    The following forward commitment was outstanding as of December 31, 2000.

PAR AMOUNT                                                      CURRENT       UNREALIZED
(000)         LONG CONTRACTS:                                    VALUE       APPRECIATION
    $6,800    U.S. Treasury November Forward, 7.500%.........  $6,906,828       $9,078
                                                               ----------       ------

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of 0.25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual distribution and service fee of up to 0.65% of the average daily net assets attributable to such class of shares. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $66,900.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Limited Maturity Government Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Limited Maturity Government Fund (the "Fund"), as of December 31, 2000 and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000 the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
February 8, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN LIMITED MATURITY
GOVERNMENT FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.